SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
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                             AremisSoft Corporation
                (Name of Registrant as Specified In Its Charter)
     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



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

Press Release - Friday - July 6, 2001 - 9:17 a.m. Eastern Time


                                           CONTACT: Paul Bloom
                                           Executive Vice President of Corporate
                                           Development
                                           AremisSoft Corporation
                                           856-869-0770
                                           paul.bloom@aremissoft.com

For Immediate Release



     AremisSoft Files Proxy Statement with SEC for Proposed Recapitalization
                   *Conference Call Scheduled for July 9, 2001


New York - July 6, 2001- AremisSoft Corporation (NASDAQ: AREM), a leading international supplier of enterprise-wide software and Internet-enabled solutions for the manufacturing, hospitality, healthcare and construction industries, today announced that it has filed a preliminary proxy statement with the Securities and Exchange Commission for its proposed recapitalization plan. Stockholders of record on July 13, 2001 will be able to vote on the proposed recapitalization. It is anticipated that the stockholder vote will take place in late August. Assuming the proposed recapitalization is approved, all holders of the Company's Common Stock will receive a detailed letter of instructions from the Company's transfer agent setting forth the procedure for the mandatory exchange of share certificates.

AremisSoft will hold a conference call on Monday July 9, 2001 at 4:30 PM EST. Prepared comments on procedures for the exchange of share certificates will be disclosed. To participate in the conference call, local and international callers can dial 212-271-4801. Callers from the United States and Canada can dial 888-209-3794. Early registration is encouraged by e-mail: ksmith@morgenwalke.com. A replay is available approximately one hour after the call until 11:59 p.m. on July 11, 2001. The replay number is 858-812-6440, passcode: 19322609.

The conference call will also be available via the Internet by accessing the AremisSoft web site at www.aremissoft.com. Follow the directions on the main page to link to the audio. The call will also be available on the Vcall web site: www.vcall.com. Please go to either website at least fifteen minutes prior to the call to register, download and install any necessary audio software.


                              IMPORTANT INFORMATION


AremisSoft has filed a preliminary proxy statement with the Securities and Exchange Commission relating to AremisSoft's solicitation of proxies from its stockholders with respect to the proposed recapitalization plan. AREMISSOFT ADVISES SECURITIES HOLDERS TO READ AREMISSOFT'S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. AremisSoft proxy statement will be available for free at www.sec.gov, along with any other related documents filed by AremisSoft. You may also obtain a free copy of AremisSoft definitive proxy statement, when it becomes available, by contacting Morrow & Co., Inc., at 445 Park Avenue, New York, NY 10022, (212) 754-8000. Information regarding the names, affiliation and interests of individuals who may be deemed participants in any solicitation by AremisSoft can be found in the preliminary proxy statement filed with the Securities and Exchange Commission by AremisSoft.

                                    - more -

AremisSoft Corporation


About AremisSoft Corporation
AremisSoft develops, markets, implements and supports enterprise-wide applications software targeted at mid-sized organizations in the manufacturing, healthcare, hospitality and construction industries. The Company's software products help streamline and enhance an organization's ability to manage and execute mission-critical functions such as accounting, purchasing, manufacturing, customer service and sales and marketing. AremisSoft reported total revenue of $123.6 million for the twelve months ended December 31, 2000. AremisSoft has approximately 1,300 employees, with sales in over 20 countries and a customer base in excess of 8,000. The Company also operates software development and support facilities in India, with approximately 300 employees, which provides significant organizational efficiencies and cost advantages in software development and support.

Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: All statements, other than historical facts, included in the foregoing press release regarding the Company's financial position, business strategy, and plans of management for future operations are "forward looking statements." These statements are based on management's beliefs and assumptions, and on information currently available to management. Forward looking statements include, but are not limited to, statements in which words such as "expect," "see," "anticipate," "intend," "plan," "believe," "estimate," "consider," or similar expressions are used. Forward looking statements are not guarantees of future performance. They involve risks, uncertainties, and assumptions, including risks discussed under "Risk Factors" in the Company's annual report on Form 10-K, SEC File No. 0-25713, all of which are incorporated herein by reference. The Company's actual results and stockholder values may differ materially from those anticipated or expressed in these forward looking statements. Many of the factors that will determine these results and values are beyond the Company's ability to control or predict. Readers of this press release are cautioned not to put undue reliance on any forward looking statement. The Company undertakes no obligation to publicly update these forward looking statements, whether as a result of new information, future events or otherwise.


                                      #####

                              IMPORTANT INFORMATION


AremisSoft has filed a preliminary proxy statement with the Securities and Exchange Commission relating to AremisSoft's solicitation of proxies from its stockholders with respect to the proposed recapitalization plan. AREMISSOFT ADVISES SECURITIES HOLDERS TO READ AREMISSOFT PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. AremisSoft proxy statement will be available for free at www.sec.gov, along with any other related documents filed by AremisSoft. You may also obtain a free copy of AremisSoft definitive proxy statement, when it becomes available, by contacting Morrow & Co., Inc., at 445 Park Avenue, New York, NY 10022, (212) 754-8000. Information regarding the names, affiliation and interests of individuals who may be deemed participants in any solicitation by AremisSoft can be found in the preliminary proxy statement filed with the Securities and Exchange Commission by AremisSoft.